Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS & LOCK UP AGREEMENT

This REGISTRATION RIGHTS & LOCK UP AGREEMENT (this “Agreement”), dated as of September 13, 2012, is made and entered into by and between Mandalay Digital Group, Inc., a Delaware corporation (“Parent”) and M.D.G. Logia Holdings, Ltd., a wholly-owned subsidiary of Parent and a company duly incorporated under the laws of the State of Israel (collectively, the “Purchaser Group”), and Logia Group Ltd., a company duly incorporated under the laws of the State of Israel and LOGIADECK Ltd. (formerly known as S.M.B.P. IGLOO Ltd.), a company duly incorporated under the laws of the State of Israel (collectively, the “Seller Group”).

WHEREAS, the Purchaser Group and the Seller Group have entered into a Purchase Agreement, dated as of August 11, 2012 (the “Purchase Agreement”), pursuant to which the Seller Group shall receive certain shares of common stock of the Parent, par value $0.0001 per share, as a portion of the Closing Share Purchase Consideration, and any additional Share Consideration that may be subsequently required as part of the Contingent Share Purchase Consideration (collectively, “Share Consideration”), as set forth in the Purchase Agreement; and

WHEREAS, in order to induce the Seller Group to execute and deliver the Purchase Agreement, the Purchaser Group has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, and in connection with such rights, the Seller Group has agreed to certain lock-up provisions limiting sales of the Share Consideration they received and potentially will receive under the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller Group and the Purchaser Group hereby agree as follows (capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in Schedule A hereto, and, if not defined in such Schedule, shall have the meanings assigned to them in the Purchase Agreement).

Section 1.1 Inclusion on Existing Registration Statement; Piggy Back Registration.

(a) Parent has filed a registration statement on Form S-1 (SEC file no. 333-182575) with the SEC (the “Pending Registration Statement”) covering securities unrelated to those to be issued under the Purchase Agreement. The Purchaser Group will use reasonable efforts to file a post-effective amendment to the Pending Registration Statement (such post-effective amendment, the “Initial Registration Statement”) within ninety (90) days after the later of the Closing or the date such registration statement is declared effective (the “Filing Date”), and to have the Initial Registration Statement declared effective within sixty (60) days after the Filing Date (120 days if the SEC reviews the filing). The Initial Registration Statement will cover the resale of the Registrable Shares with the SEC for an offering made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Shares,

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by such other means of distribution of the Registrable Shares as the Purchaser Group may reasonably specify. If any additional Registrable Shares are issued to the Seller Group after the Closing, free of escrows or similar claims, then the Purchaser Group shall (i) use its reasonable efforts to file an additional post-effective amendment to the Initial Registration Statement (if it is still effective), substantially in the same manner as for the first post-effective amendment, within ninety (90) days of its receipt of the written request of the Seller Group to such effect (the “Subsequent Filing Date”), and (ii) have the additional post-effective amendment to the Initial Registration Statement declared effective within sixty (60) days of the Subsequent Filing Date (120 days if the SEC reviews the filing). The Purchaser Group’s obligations under this Section 1.1(a) shall terminate on the third anniversary of the Closing, regardless of whether any Registrable Shares have been included on or sold under any registration statement referred to in this paragraph, and regardless of whether any additional Registrable Shares may be issued in the future. Notwithstanding any other provision of this Agreement, the Purchaser Group shall have no liability under this Section 1.1(a) if the SEC limits the number of Registrable Shares permitted to be registered on a particular Registration Statement, and any required cutback of Registrable Shares shall be applied to the Holders of the Seller Group pro rata in accordance with the number of such Registrable Shares sought to be included in such Registration Statement relative to the aggregate amount of all Registrable Shares.

(b) If prior to the third anniversary of the Closing, the Parent shall determine to register any of its securities for its own account or for the account of any other Person who is a holder of securities of the same type as the Registrable Shares, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating to the offer and sale of debt securities, (iii) a registration relating to a corporate reorganization or other Rule 145 transaction, (iv) a registration on any registration form that does not permit secondary sales, or (v) a registration in connection with the Parent’s uplisting to any national securities exchange, then the Purchaser Group will promptly give the Seller Group written notice of the proposed registration. The Purchaser Group will use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all or a part of the Seller Group’s Registrable Shares, as specified in a written request by the Seller Group, within ten (10) days of the Purchaser Group’s receipt of such written notice, subject to the conditions set forth below. If the registration which gives rise to the Purchaser Group notice is for a registered public offering involving an underwriting, the Purchaser Group shall so advise the Seller Group. In such event, the Seller Group’s right to registration pursuant to this Section 1.1(b) shall be conditioned upon the Seller Group’s participation in such underwriting and the inclusion of its Registrable Shares in the underwriting to the extent provided herein. All Holders of the Seller Group proposing to distribute their securities through such underwriting shall (together with the Purchaser Group or other holders of securities of the Parent with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Parent. Notwithstanding any other provision of this Section 1.1(b), if the underwriters advise the Purchaser Group that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Shares to be included in the registration and underwriting. The Purchaser Group shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first,

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to the Parent for securities being sold for its own account; and (ii) second to (a) Holders of the Seller Group requesting to include Registrable Shares in such registration statement based on the pro rata percentage of Registrable Shares held by the Seller Group, and determined on an equitable basis by the Purchaser Group, and (b) all other Persons who the Purchaser Group determines in its sole discretion have similar registration rights as the Seller Group. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Parent or the underwriter. Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and the Parent may substitute and include any other shares for the withdrawn shares in the registration. The Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 1.1(b) prior to the effectiveness of such registration whether or not the Seller Group has elected to include securities in such registration.

Section 1.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 1.1 shall be borne by the Purchaser Group. All Selling Expenses relating to the sale of securities registered by or on behalf of the Seller Group shall be borne by Holders of the Seller Group pro rata based on the number of securities so registered.

Section 1.3 Certain Actions in Connection with Registration. In the case of the registration, qualification, exemption or compliance effected by the Parent pursuant to this Agreement, upon the reasonable request of the Seller Group, the Purchaser Group shall inform the Seller Group as to the status of such registration, qualification, exemption and compliance. At its expense the Purchaser Group shall:

(a) except for such times as the Parent is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, (i) use its commercially reasonable efforts to keep such registration and any qualification, exemption or compliance under state securities laws, which the Parent determines to maintain continuously effective with respect to the Seller Group, and (ii) to keep the applicable Registration Statement free of any material misstatements or omissions, until the earlier of (x) the date by which all the Share Consideration may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144, or (y) the third anniversary of the Closing Date. The period of time during which the Parent is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(b) upon the Seller Group’s written request, promptly furnish to the Seller Group without charge at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC; and

(c) during the Registration Period and upon the Seller Group’s reasonable written request, promptly deliver to the Seller Group without charge, as many copies of each prospectus included in a Registration Statement, and any amendment or supplement thereto. Parent consents to the use, consistent with the provisions hereof, of the prospectus, or any amendment

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or supplement thereto, by the Seller Group in connection with the offering and sale of the Registrable Shares covered by a prospectus or any amendment or supplement thereto.

Section 1.4 Cooperation by Seller Group; Suspension of Registration Obligation.

(a) The Seller Group agrees that upon receipt of any notice from the Purchaser Group of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Shares, so that, as thereafter delivered to the Seller Group, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Seller Group will forthwith discontinue disposition of Registrable Shares pursuant to a Registration Statement and any related prospectus until its receipt of copies of the supplemented or amended prospectus from the Parent and, if so directed by the Purchaser Group, the Seller Group shall deliver to the Parent all copies, other than permanent file copies then in the Seller Group’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

(b) The Seller Group shall suspend, upon request by the Purchaser Group, any disposition of Registrable Shares pursuant to any Registration Statement and prospectus contemplated by Section 1.1 during no more than two (2) periods of no more than thirty (30) calendar days each during any twelve (12) month period to the extent that the Board of Directors of the Parent determines in good faith that the sale of Registrable Shares under any such Registration Statement would be reasonably likely to cause a violation of the Securities Act or the Exchange Act.

(c) As a condition to the inclusion of its Registrable Shares, the Seller Group shall furnish to the Parent such information regarding the Seller Group and any distribution proposed by the Seller Group as the Parent may reasonably request in writing, including completing a Registration Statement Questionnaire in the form as may be provided by the Parent, or as shall be required in connection with any registration referred to in Section 1.

(d) The Seller Group hereby covenants with the Purchaser Group (i) not to make any sale of the Registrable Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Shares are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Parent at least five (5) Business Days prior to the date on which the Seller Group first offers to sell any such Registrable Shares.

(e) The Seller Group agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) At the end of the Registration Period, the Seller Group shall discontinue sales of shares pursuant to any Registration Statement upon receipt of notice from the Purchaser Group of the Parent’s intention to remove from registration the shares covered by any such Registration Statement which remain unsold, and the Seller Group shall notify the Purchaser Group of the

EXECUTION VERSION

number of shares registered which remain unsold immediately upon receipt of such notice from the Purchaser Group.

Section 1.5 Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares granted to the Holders by the Company under Section 1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Shares, provided, however, that such transfer must be made at least ten days prior to the Filing Date and that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company at least ten days prior to the Filing Date; (iii) such transferee is an “accredited investor” as defined under Regulation D of the Securities Act; and (iv) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 1.5, the rights of a Holder with respect to Registrable Shares as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

Section 1.6 Waiver. The rights of the Seller Group under any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by the Seller Group.

Section 1.7 Non-US Securities Laws. The Parent shall have no obligation to the Seller Group, under this Agreement or otherwise, to effect any registration, to qualify, to comply with or to otherwise enable any sale or disposition, under or with respect to, the securities laws or stock exchanges of any state, country, legal system or jurisdiction other than the U.S. securities laws and United States state securities laws to the extent expressly set forth herein. The Seller Group represents to the Purchaser Group that they will fully comply, at their own costs, with all such laws, including Israeli securities and other laws, in connection with any sale, offer or attempted sale or offer of the Registrable Shares.

Section 1.8 Amendment of Registration Rights. The terms and provisions of this Agreement may only be amended with the written consent of the Purchaser Group and the Holders of the Seller Group holding a majority interest of the Registrable Shares. Any amendment or waiver effected in accordance with this Section 1.8 shall be binding upon each Holder of the Seller Group (and any purported transferees), whether or not they consented.

Section 1.9 Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Shares to the public without registration, Parent agrees to use its reasonable best efforts to, until the third anniversary of the Closing : (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times, (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), and (iii) furnish to any Holder forthwith upon request a written statement by Parent as to its compliance with the reporting requirements of Rule 144 under the Securities Act a copy of the most recent annual or quarterly report of Parent, and such other reports and documents of Parent and other information as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

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Section 2. Lock-Up.

2.1 Transactional Lock-Up. The Seller Group shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including a pledge), of any Share Consideration (or other securities) of the Parent held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement of the Parent’s public offering in connection with uplisting on a national securities exchange filed under the Securities Act (or such other period as may be requested by the Purchaser Group or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that all officers and directors of the Parent and holders of at least one percent (1%) of the Parent’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.1 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Seller Group agrees to execute a market standoff agreement with the underwriters in customary form consistent with the provisions of this Section 2.1.

2.2 Time Based Lock Up. The Seller Group shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including a pledge), of any Registrable Shares (or other securities) of the Parent (whether or not included in any registration) until the first anniversary of the date upon which such shares are required to be actually issued to such Holder (i.e., with respect to the Share Consideration issued at Closing, the first anniversary of the Closing, and with respect to any Contingent Share Purchase Consideration issued after the Closing that date such shares are required to be actually issued), except only in a merger or similar agreement approved by the Board of Directors of the Parent. Notwithstanding the foregoing, Seller Group may make a bona-fide pledge of the Share Consideration provided that the pledgee executes a Joinder Agreement in form satisfactory to Parent binding the pledgee to the obligations of Seller Group under this Agreement.

2.3 Stop Transfer. The Purchaser Group may impose stop-transfer instructions and may stamp each Registrable Share certificate with the second legend set forth in Section 2 with respect to the Registrable Shares (or other securities) subject to the foregoing restriction until the end of the applicable period.

2.4 Affiliates Bound. The Seller Group shall cause any Affiliates of the Seller Group to comply with this Section 2.

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Section 3. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record such Registrable Securities. If the Purchaser Group receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Purchaser Group shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. Notices shall be addressed to the respective address and a fax number for each of the parties as set forth in the Purchase Agreement. Each party shall provide notice to the other party of any change in address.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(e) THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OF CALIFORNIA OR UNITED STATES FEDERAL COURTS LOCATED IN LOS ANGELES, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT A PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(f) THE PARTY OR PARTIES WHICH DO NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

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(g) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(h) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(i) This Agreement and the Transaction Documents constitute the entire agreement and understanding among the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous negotiations, discussions, and agreements among the parties.

(j) Subject to the requirements under Section 1.5, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

(k) The headings are used only for convenience and are not to be considered in construing or interpreting this Agreement.

(l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(m) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n) Except as otherwise provided herein, all consents and other determinations made by the Seller Group pursuant to this Agreement shall be made by the Holders of the Seller Group holding a majority of the Registrable Shares.

(o) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page(s) Follow]

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IN WITNESS WHEREOF, the undersigned Purchaser Group and Seller Group have caused this Registration Rights and Lock Up Agreement to be duly executed as of the date first above written.

PURCHASER GROUP:

M.D.G. Logia Holdings, Ltd.

By:	/s/ Peter Adderton
Name:	Peter Adderton
Title:	CEO

Mandalay Digital Group, Inc.

By:	/s/ Peter Adderton
Name:	Peter Adderton
Title:	CEO

SELLER GROUP:

Logia Group, Ltd.

By:	/s/ Kobi Marenko
Name:	Kobi Marenko
Title:	CEO

LOGIADECK Ltd.

By:	/s/ Kobi Marenko

Name:	Kobi Marenko
Title:	CEO

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SCHEDULE A

“Exchange Act” means the Shares Exchange Act of 1934, as amended.

“Holders” means any person holding Registrable Shares or any person to whom the rights under Section 1 have been transferred in accordance with Section 1.5 hereof.

“Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Shares” means the Share Consideration as defined in the Purchase Agreement. As to any particular Registrable Shares, such securities shall automatically cease to be Registrable Shares (i) when sold or disposed pursuant to an effective registration statement under the Securities Act, (ii) when such securities may be sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (iii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such securities are removed upon the consummation of such sale, and the seller and purchaser of such securities receive an opinion of counsel of the Parent, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction, (iv) when such securities cease to be outstanding or (v) when they are held by any Person who is not a Holder or a permitted transferee pursuant to Section 1.5

“Registration Expenses” means all expenses incurred by the Purchaser Group in complying with Section 1.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Purchaser Group, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for the Seller Group).

“Registration Statement” means any one or more registration statements of the Parent filed under the Securities Act that covers the resale of any of the Registrable Shares pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement and any new registration statements that may be filed) and amendments and supplements to such Registration Statements including post-effective amendments.

“Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule.

“SEC” means the United States Securities and Exchange Commission.

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“Selling Expenses” means all selling commissions applicable to the sale of Registrable Shares and all fees and expenses of legal counsel for any Holder.